AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT

May 9, 2023

KeyBanc Capital Markets Inc.

127 Public Square, 8th Floor

Cleveland, Ohio 44114

Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Capital One Securities, Inc.

299 Park Avenue, 29th & 31st Floors

New York, New York 10171

Colliers Securities LLC

90 South 7th Street, Suite 4300

Minneapolis, Minnesota 55402

JMP Securities LLC

450 Park Avenue, 5th Floor

New York, New York 10022

Berenberg Capital Markets LLC

1251 Avenue of the Americas, 53rd Floor

New York, New York 10020

BMO Capital Markets Corp.

151 W 42nd Street, 32nd Floor

New York, New York 10036

B. Riley Securities, Inc.

299 Park Ave, 21st Floor

New York, New York 10171

Scotia Capital (USA) Inc.

250 Vesey Street, 24th Floor

New York, New York 10281

Truist Securities, Inc.
3333 Peachtree Road NE, 11th Floor
Atlanta, Georgia 30326

Wells Fargo Securities, LLC

500 W 33rd Street

New York, New York 10001

Ladies and Gentlemen:

Reference is made to that certain Distribution Agreement, dated as of February 28, 2023 (the “Agreement”), by and among Plymouth Industrial REIT, Inc., a Maryland corporation (the “Company”), and Plymouth Industrial OP LP, a Delaware limited partnership (the “Operating Partnership” and, together with the Company, the “Transaction Entities”), and KeyBanc Capital Markets Inc., Robert W. Baird & Co. Incorporated, Barclays Capital Inc., Berenberg Capital Markets LLC, BMO Capital Markets Corp., B. Riley Securities, Inc., Capital One Securities, Inc., Colliers Securities LLC, JMP Securities LLC, J.P. Morgan Securities LLC (“JPM”), Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as agents (the “Agents” and together with the Transaction Entities, the “Parties”). On April 11, 2023, JPM delivered a termination notice to the Transaction Entities stating that JPM would be terminating its participation in the Agreement as an Agent effective immediately. The Parties wish to amend the Agreement to add Truist Securities, Inc. as an Agent (this “Amendment”). The Parties therefore hereby agree as follows:

1.	Maximum Amount. The Agreement is hereby amended to reflect that the Maximum Amount of shares of the Company’s common stock that may be issued and sold from time to time by the Company, in the manner and subject to the terms and conditions of the Agreement, as amended by this Amendment, is $200,000,000.

2.	Governing Law; Forum. This Amendment and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Any suit, action or proceeding brought by the Transaction Entities against any of the Agents referenced above in connection with or arising under this Amendment shall be brought solely in the state or federal court of appropriate jurisdiction located in New York, Borough of Manhattan, New York.
3.	Counterparts. This Amendment may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
4.	Notices. Sections 10(i)(x) and (ii)(x) of the Agreement are hereby amended and restated as follows: if to Truist Securities, Inc., to 3333 Peachtree Road NE, 11th Floor, Atlanta, GA 30326, Attention: Equity Capital Markets (email: dl.atm.offering@truist.com), with copies to Keith Carpenter and Geoff Fennel at email keith.carpenter@truist.com and geoff.fennel@truist.com.
5.	All references to “February 28, 2023” set forth in Exhibit A and Exhibit B of the Agreement are revised to read “February 28, 2023 (as amended by Amendment No. 1, dated May 8, 2023)”.
6.	Agreement Remains in Effect. Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect. As amended hereby, the Agreement is ratified and confirmed in all respects.
7.	Terms used herein but not otherwise defined are used herein as defined in the Agreement.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Transaction Entities a counterpart hereof; whereupon this instrument, along with all counterparts, will become a binding agreement among the Agents and the Transaction Entities in accordance with its terms.

Very truly yours,

PLYMOUTH INDUSTRIAL REIT, INC.

By: _/s/ Anthony Saladino____________________

Name: Anthony Saladino

Title: Executive Vice President and Chief Financial Officer

PLYMOUTH INDUSTRIAL OP LP

By: Plymouth Industrial REIT, Inc., its general partner

By: _/s/ Anthony Saladino____________________

Name: Anthony Saladino

Title: Executive Vice President and Chief Financial Officer

The foregoing Amendment No. 1 to

the Agreement is hereby confirmed

and accepted as of the date first

written above.

KEYBANC CAPITAL MARKETS INC.

By: _/s/ Jaryd Banach____________________

Name: Jaryd Banach

Title: Managing Director, Equity Capital Markets

ROBERT W. BAIRD & CO. Incorporated

By: _/s/ Christopher Walter ____________________

Name: Christopher Walter

Title: Managing Director

Barclays Capital Inc.

By: _/s/ Warren Fixmer____________________

Name: Warren Fixmer

Title: Managing Director

berenberg capital markets llc

By: _/s/ Zachary Brantly____________________

Name: Zachary Brantly

Title: Head of U.S. Investment Banking

By: _/s/ Matt Rosenblatt____________________

Name: Matt Rosenblatt

Title: CCO & Ops Principal

BMO capital markets corp.

By: _/s/ Eric Benedict____________________

Name: Eric Benedict

Title: Co-Head, Global Equity Capital Markets

B. Riley Securities, Inc.

By: _/s/ Patrice McNicoll____________________

Name: Patrice McNicoll

Title: Co-Head of Investment Banking

Capital One Securities, Inc.

By: _/s/ Michael Sleece____________________

Name: Michael Sleece

Title: Managing Director

Colliers securities llc

By: _/s/ Keith E. Getter____________________

Name: Keith E. Getter

Title: Managing Director

JMP Securities llc

By: _/s/ Eric Clark____________________

Name: Eric Clark

Title: Managing Director

scotia capital (usa) INC.

By: _/s/ John Cronin____________________

Name: John Cronin

Title: Managing Director

Truist Securities, Inc.

By: _/s/ Geoffrey Fennel__________________

Name: Geoffrey Fennel

Title: Director

Wells Fargo Securities, LLC

By: _/s/ Elizabeth Alvarez_________________

Name: Elizabeth Alvarez

Title: Managing Director